CLARITY
VARIABLE /UNIVERSAL LIFE
VARIABLE LIFE APPLICATION

|  | VUL |  | SVUL (Survivorship)

Make check payable to:
Business Men's Assurance Company of America (BMA)
Service Center, P.O. Box 795066, St. Louis, MID 63179-0795
(800) 423-9398 Fax: (314) 525-9922


Overnight deliveries:
With premium -
BMA Service Center, Lockbox #795066,4019 Chouteau, St Louis, MO 631 1 0

Without premium -
BMA Service Center, SW-04,9735 Landmark Parkway, St. Louis, MO 63127


1. PROPOSED INSURED
----------------------------------- -------------------------------- -----------------------
Name (First, Middle, Last)          |  | Male     |  | Female        Previous Last Names
----------------------------------- -------------------------------- -----------------------
Street Address
----------------------------------- -------------------------------- -----------------------
City, State, Zip
----------------------------------- -------------------------------- -----------------------
Birthdate (M/D/Y)                   State of Birth
----------------------------------- -------------------------------- -----------------------
Social Security Number
----------------------------------- -------------------------------- -----------------------
(     )                             (           )
----------------------------------- -------------------------------- -----------------------
HomeTelephone                       BusinessTelephone
----------------------------------- -------------------------------- -----------------------
E- Mail Address
----------------------------------- -------------------------------- -----------------------
Employer/Occupation-Duties


2. SECOND/COVERED INSURED IF APPLICABLE
------------------------------------------------------------- -------------------------- ------------------------
Name (First, Middle, Last)                                    |  | Male   |  | Female       Previous Last Names
------------------------------------------------------------- -------------------------- ------------------------
Street Address
------------------------------------------------------------- -------------------------- ------------------------
City, State, Zip
------------------------------------------------------------- -------------------------- ------------------------
Birthdate (M/D/Y)                                             State of Birth
------------------------------------------------------------- -------------------------- ------------------------
CIR Beneficiary Designation
------------------------------------------------------------- -------------------------- ------------------------
Social Security Number
------------------------------------------------------------- -------------------------- ------------------------
(          )                                                  (          )
------------------------------------------------------------- -------------------------- ------------------------
HomeTelephone                                                 BusinessTelephone
------------------------------------------------------------- -------------------------- ------------------------
E- Mail Address
------------------------------------------------------------- -------------------------- ------------------------
Employer/Occupation-Duties
------------------------------------------------------------- -------------------------- ------------------------
Relationship to Insured

3. OWNER (if different from Insured)
------------------------------------------------------------- --------------------------------------
Name (First, Middle, Last)                                    |  | Male  |  | Female    |  | Other
------------------------------------------------------------- --------------------------------------
Street Address
------------------------------------------------------------- --------------------------------------
City, State, Zip
------------------------------------------------------------- --------------------------------------
Birthdate (M/D/Y)
------------------------------------------------------------- --------------------------------------
Social Security Number/Tax Identification Number
------------------------------------------------------------- --------------------------------------
(         )                                                   (          )
------------------------------------------------------------- --------------------------------------
HomeTelephone                                                 Business Telephone
-------------------------------------------------------------
E- Mail Address

4. CONTINGENT OWNER                                           (If the Original Owner predeceases the Insured,
                                                              ownership will vest in the estate of deceased Owner
                                                              unless a Contingent Owner is designated.)
------------------------------------------------------------- ---------------------------------------------------
Name (First, Middie, Last)                                    |  | Male      |  | Female      |  | Other
------------------------------------------------------------- ---------------------------------------------------
Street Address
------------------------------------------------------------- ---------------------------------------------------
City, State, Zip
------------------------------------------------------------- ---------------------------------------------------
Birthdate (M/D/Y)
------------------------------------------------------------- ---------------------------------------------------
Social Security Number/Tax Identification Number
------------------------------------------------------------- ---------------------------------------------------
(          )                                                  (          )
------------------------------------------------------------- ---------------------------------------------------
HomeTelephone                                                  BusinessTelephone
------------------------------------------------------------- ---------------------------------------------------
E- Mail Address

5a. PRIMARY BENEFICIARY DESIGNATION
---------------------------------------------------------------------- -------------------------- ---------------
Name                                                                   Relationship to Insured                %
---------------------------------------------------------------------- -------------------------- ---------------
Name                                                                   Relationship to Insured                %


---------------------------------------------------------------------- -------------------------- ---------------
5b. CONTINGENT BENEFICIARY DESIGNATION
Name                                                                   Relationship to Insured                %
---------------------------------------------------------------------- -------------------------- ---------------
Name                                                                   Relationship to Insured                %
---------------------------------------------------------------------- -------------------------- ---------------


--------------------------------------------------------------------- ---------------------------------------------

6. INITIAL PREMIUM PAYMENT
Paid with Application $ ___________________________                   Method of Payment
Estimated 1035 Exchange Amount $ __________________                   |  | Notice      |  | PAC/EFT I List Bill*
1035 Loan Transfer Amount $ _______________________                   *Address for list bill
                                                                      -----------------------------------------------
                                                                      ------------------------------------------------
Payment Mode (Check one.)                                             ------------------------------------------------
|  | Annual      |  | Semiannual      |  | Quarterly                  List Bill Date: ________________________________
|  | Monthly (Only with PAC/EFT)                                      Payment:
                                                                      Premium Quoted $ _______________________________
                                                                      Premium Received $ _____________________________
--------------------------------------------------- ------------------------------------------------------------------

7. PLAN OF INSURANCE
|  | VUL
Amount of base life insurance coverage $ _____________
Choose one: (If not checked, option will automatically be level.)
|  | Level - Death Benefit remains constant
| | Adjustable - Death Benefit changes with the accumulation value. Additional Benefits: (May not be available in all states.)
|  | Term Insurance Rider - $ ______________
|  | Primary Insured Rider - $ -
|  | Covered Insured Rider - $ _________________
(Complete sections 2, 8, 10, 12 and 15.)
|  | Children's Term Rider # of units _______(Complete section 9
|  | Guaranteed Minimum Death Benefit Rider
|  | Waiver of Monthly Deductions Rider
|  | Waiver of Planned Premium Rider
|  | Other __________________________
|  | SVUL (SURVIVORSHIP)
Amount of base life insurance coverage $ ______________
Choose one: (If not checked, option will automatically be level.)
|  | Level - Death Benefit remains constant
| | Adjustable - Death Benefit changes with the accumulation value. Additional Benefits: (may not be available in all states.)
|  | Survivorship Term Rider - $ -
|  | Guaranteed Minimum Death Benefit Rider
|  | Exchange Option Rider
|  | Four Year Term Rider
|  | Other ___________________________

8. INFORMATION ABOUT THE INSURED(S)                                          Proposed
                                                        Proposed         Second/Covered
                                                        insured              insured
                                                   -------------------- ---------------------
                                                   Yes      No          Yes      No
                                                   -------------------- ---------------------
a. Have you ever been told you had or been         |  |    |  |         |  |    |  |
treated for diabetes, cancer, heart disease,
alcoholism, drug abuse, or high blood pressure?
If yes, please explain:
-------------------------------------------------- -------------------- ---------------------
b. During the past three years, have you had a     |  |    |  |         |  |    |  |
motor vehicle license SUSPENDED OR REVOKED or
been convicted of driving while intoxicated? If
yes, please explain:
-------------------------------------------------- -------------------- ---------------------
c. During the past two years, have you used any    |  |    |  |         |  |    |  |
type of tobacco? If yes, please specify:
-------------------------------------------------- -------------------- ---------------------
d. Have you had any insurance or reinstatement     |  |    |  |         |  |    |  |
refused, postponed, limited, offered, or quoted
on a substandard or rated basis?
-------------------------------------------------- -------------------- ---------------------
e. During the past three years, have you flown     |  |    |  |         |  |    |  |
as or do you intend to fly as a trainee, pilot,
or crew member?
-------------------------------------------------- -------------------- ---------------------
f. During the past three years, have you
participated in or do you intend to participate in:
|  | Scuba Diving    |  | Skydiving    |  | Motor Racing
|  | Hang gliding or similar flying activity? If yes, please explain:
-------------------------------------------------- -------------------- ---------------------

Name/Address of personal physician:
Proposed Insured: _______________________________
Second/Covered Insured: _________________________


Date/Reason for last consult:
Proposed Insured: ______________________
Second/Covered Insured: ________________


Best time and phone number to call for telephone interview: _______________________

9. CHILDREN'S TERM RIDER
Complete this section for all children proposed for coverage if you are applying for children's term rider: (Explain any yes answers in box 9a. below.)
----------------------------------------------- ---------- ---------- --------- -------------- ----------------
Name of Child Proposed for Coverage             Ht.        wt.        Sex       State of       DOB (M/D/Y)
                                                                                Birth
----------------------------------------------- ---------- ---------- --------- -------------- ----------------

----------------------------------------------- ---------- ---------- --------- -------------- ----------------

----------------------------------------------- ---------- ---------- --------- -------------- ----------------

----------------------------------------------- ---------- ---------- --------- -------------- ----------------

----------------------------------------------- ---------- ---------- --------- -------------- ----------------

Within the last 7 years, has any child proposed for coverage been diagnosed as having, treated for, or had a positive test for cancer, diabetes, or any
congenital conditions or behavioral disorders?             |  | Yes      |  | No


9a. DETAILS FOR "YES" ANSWER ABOVE Provide details for all children proposed for coverage for whom the "Yes" answer applies.

Name of Proposed Insured Child                 Details

------------------------------                 -------------------------------





10. REPLACEMENT OF OTHER CONTRACTS

Do you have any existing life or annuity contracts?       |  | Yes          |  | No
--------------------------------------------------------- ----------------- ----------------------
Will the proposed policy replace any existing annuity     |  | Yes          |  | No
or life insurance contract?
--------------------------------------------------------- ----------------- ----------------------

If Yes, list Insured's Name, replacing Company and Policy Number in the space below:
-------------------------------------------------- ------------------------------------------ -------------------------------------
Insured Name                                       Company                                    Policy Number
-------------------------------------------------- ------------------------------------------ -------------------------------------

-------------------------------------------------- ------------------------------------------ -------------------------------------

-------------------------------------------------- ------------------------------------------ -------------------------------------
How much life insurance coverage do you currently have in force with all companies?_________________

11. ANTI-FRAUD STATEMENT

Any person who knowingly, and with intent to injure, defraud, or deceive any insurance company, files a statement of claim or provides false, incomplete, or misleading information as part of the information provided to obtain coverage commits a fraudulent act, which is a crime and may be subject to criminal and civil penalties.


12. SUITABILITY                                                                        PROPOSED
                                                                PROPOSED            SECOND/COVERED
                                                                INSURED                INSURED
                                                            --------------------- ---------------------
                                                             Yes       No             Yes       No
                                                            --------------------- ---------------------
a. Do you believe that this policy is consistent with       |  |      |  |           |  |      |  |
your insurance needs and financial objectives?
----------------------------------------------------------- --------------------- ---------------------
b. Do you understand that the amount and duration of the    |  |      |  |           |  |      |  |
death benefit may vary, depending on the investment
performance of the variable subaccounts?
----------------------------------------------------------- --------------------- ---------------------
c. Do you understand that the policy values may increase    |  |      |  |           |  |      |  |
or decrease, depending on the investment performance of
the variable subaccounts?
----------------------------------------------------------- --------------------- ---------------------
d. Did you receive the current prospectus for the life      |  |      |  |           |  |      |  |
policy applied for?
----------------------------------------------------------- --------------------- ---------------------
e. Do you understand that the initial premium will be       |  |      |  |           |  |      |  |
allocated to the Money Market Sub-Account until the
expiry of the Free Look period?
----------------------------------------------------------- --------------------- ---------------------


13. TELEPHONE TRANSFER AUTHORIZATION

I hereby authorize and direct BMA to accept telephone instructions from any person who can furnish proper identification. This authorization is subject to the terms and provisions in the policy and prospectus. I agree that BMA will not be responsible for any loss, liability, cost, or expense for acting on the telephone instructions. BMA will employ reasonable procedures to confirm that telephone instructions are genuine. If BMA does not do so, it may be liable for any losses due to unauthorized or fraudulent transfers.





14. PORTFOLIO SELECTIONS
                                               Premium Allocation*    Dollar Cost Averaging**   Asset Rebalancing***
                                               -------------------    ----------------------    --------------------

                                                                      (You may select Dollar Cost Averaging or Asset
                                                                       Rebalancing but not both at the same time.)

INVESTORS MARK SERIES FUND
Intermediate Fixed -Standish (321)              _____________%        $________________         ________________%
Global Fixed Income Standish (322)              _____________%        $________________         ________________%
Balanced -Kornitzer (323)                       _____________%        $________________         ________________%
Small Cap Equity -Stein, Roe (324)              _____________%        $________________         ________________%
Mid Cap Equity -Standish (325)                  _____________%        $________________         ________________%
Large Cap Value -Babson (326)                   _____________%        $________________         ________________%
Large Cap Growth -Stein, Roe (327)              _____________%        $________________         ________________%
Growth and Income -LordAbbett (328)             _____________%        $________________         ________________%
Money Market - Standish (329)                   _____________%        $________________         ________________%

ALGER AMERICAN FUND
Alger American Growth Portfolio (313)           _____________%        $________________         ________________%
Alger American Leveraged AIICap (314)           _____________%        $________________         ________________%
Alger American MidCap Growth (315)              _____________%        $________________         ________________%

AMERICAN CENTURY
Income & Growth (306)                           _____________%        $________________         ________________%
Value Fund (308)                                _____________%        $________________         ________________%

BERGER INSTITUTIONAL PRODUCTS TRUST
Berger IPTInternational (330)                   _____________%        $________________         ________________%

DREYFUS CORPORATION
Dreyfus Stock Index (310)                       _____________%        $________________         ________________%
Dreyfus Disciplined (311)                       _____________%        $________________         ________________%

FIDELITY FUNDS
FidelityVIP Overseas (345)                      _____________%        $________________         ________________%
FidelityVIP Growth (346)                        _____________%        $________________         ________________%
FiclelityVIP Contrafund (347)                   _____________%        $________________         ________________%

INVESCO FUNDS GROUP, INC.
InvescoVIF HighYield Fund (337)                 _____________%        $________________         ________________%
InvescoVIF Equity Income (338)                  _____________%        $________________         ________________%

LAZARD ASSET MANAGEMENT
Lazard Small Cap (318)                          _____________%        $________________         ________________%
Fixed Account (300)                             _____________%        $________________         ________________%

     TOTAL                                      _____________%        $________________         ________________%
                                                     100%                                              100%

*Premium Allocation

     o    Portfolio selection can only be in whole percentages.

**Dollar Cost Averaging

     o DCA Transfers will occur on the business day coincident with or subsequent to the 15th of each month.

     o    $5,000 unloaned accumulation value to participate in DCA.

     o A minimum of $250 must be transferred each month and a minimum of $1,500 must be transferred in total.

     o    Allocation must be in whole numbers.

     o    Minimum participation of 6 months.

     o    Not available if Asset Rebalancing in effect.

***Asset Rebalancing

     o Asset Rebalancing will occur on the business day coincident with or subsequent to the 15th of each calendar quarter.

     o    $5,000 unloaned accumulation value to participate.

     o    Rebalancing must be in whole percentages.

     o    The fixed account is not part of asset rebalancing.

15. SIGNATURES

I ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUS, MEDICAL INFORMATION BUREAU, AND FAIR CREDIT REPORT ACT NOTICES. I UNDERSTAND THE POLICY IS VARIABLE AND THAT ANY DEATH BENEFIT IN EXCESS OF THE SPECIFIED AMOUNT AND ANY POLICY VALUE OF THE FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY APPLIED FOR, MAY INCREASE OR DECREASE TO REFLECT THE INVESTMENT EXPERIENCE OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT, AND THAT THE DEATH BENEFIT MAY BE VARIABLE OR FIXED UNDER SPECIFIED CONDITIONS. THE POLICY VALUE ALLOCATED TO THE FIXED ACCOUNT WILL ACCUMULATE INTEREST AT A RATE SET BY THE COMPANY WHICH WILL NOT BE LESS THAN THE MINIMUM GUARANTEED RATE OF 4% ANNUALLY. THERE IS NO GUARANTEED MINIMUM POLICY VALUE IN THE VARIABLE SUBACCOUNTS. THE POLICY VALUE MAY DECREASE TO THE POINT WHERE THE POLICY WILL LAPSE AND PROVIDE NO FURTHER DEATH BENEFIT WITHOUT ADDITIONAL PAYMENTS. THE POLICY VALUES MAY ALSO BE AFFECTED BY ANY CHANGES IN MONTHLY DEDUCTIONS, THE INVESTMENT PERFORMANCE OF THE SELECTED SUBACCOUNTS AND THE AMOUNT OF INTEREST THE COMPANY CREDITS TO THE FIXED ACCOUNT DEPENDING UPON MY SELECTIONS.

It is agreed: (1) The application consists of this application form, the Medical History Statement, and any supplemental application to apply for insurance on family members, if it applies. (2) All statements in this application are, to the best of my (our) knowledge and belief, complete and true. This application and any amendments to it, with the answers made to the medical examiner (should an exam be required), shall be the basis of any insurance issued. (3) All information given to the registered representative/agent in response to the questions in this application has been correctly recorded herein. (4) Unless otherwise stated in a Conditional Coverage Receipt bearing the date of this application, no liability exists until a policy is delivered to and accepted by the Owner, and the first premium is paid, while the health and occupations of all persons proposed for coverage are as stated in this application. (5) The acceptance of any policy issued on this application shall be an acceptance and ratification of all corrections, additions, or changes made by BMA. The changes made by BMA are shown in the space below. However, any change in amount, class, plan of insurance, benefits, or the age at issue shall be subject to written ratification by the applicant. THIS AGREEMENT (or a copy of it) authorizes any person or business listed as follows to give BMA, or its reinsurers, any records or knowledge of me (us) or my (our) health: (a) any licensed physician, medical practitioner, hospital, clinic or other medical or medically related facility;
(b) any insurance company; or (c) the Medical Information Bureau or other agency employed by BMA. This authorization is valid for 30 months. The Owner has a right to receive a copy of the authorization.

If the Owner is different from the Proposed Insured, the Proposed Insured agrees that the Owner alone is entitled to all privileges incident to the ownership of the policy. It is agreed that the application by the Proposed insured is made on behalf of the Owner and that the Owner agrees to all statements, answers, and agreements by the Proposed Insured in the application.

| | I consent to the delivery of the following documents to me in electronic format, if available electronically: Profiles, prospectuses, prospectus supplements, annual reports, semi-annual reports and proxy statements/materials. I understand that BMA will send me the above documents in electronic format, when available, until I revoke this consent.

Please check one of the following:

|  | Disk     |  | E-Mail     |  | CD-ROM

| | I prefer to receive printed copies of profiles, prospectuses, prospectus supplements, annual reports and semi-annual reports.

-------------------------------------------------------------------------------

PROPOSED INSURED (OWNER UNLESS OTHERWISE SPECIFIED)
X ______________________________
Completed at:

City ___________________________       State _________   Date _________

Proposed Second/Covered Insured
X ______________________________
Completed at:

City __________________________        State _________   Date _________

Proposed Owner (if other than Proposed Insured)
X ______________________________
Completed at:

City- _________________________        State _________   Date _________

16. Agent Information

Do you have any knowledge or reason to believe that replacement of existing insurance or annuities may be involved?

|  | YES     |  | NO

IF YES, COMPLETE REPLACEMENT FORM, IF REQUIRED, AND SUBMIT WITH THIS FORM. Give the purpose of this insurance and the nature of the Owner/Insured's insurance interest.



Estimated annual income, net worth and marital status of Proposed Insured(s), if different




Representative's Signature ______________________________

Print Name ___________________________________________

Email:  _______________________________________________

Broker # ____________________________/SSN______________

Phone # ______________________________________________

Broker-Dealer Name ____________________________________

Address ______________________________________________

        ______________________________________________

        ______________________________________________

Phone # ______________________________________________

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